Short-Term Investments	12 Months Ended
Dec. 31, 2022
Text Block [Abstract]
Short-Term Investments
3.	SHORT-TERM INVESTMENTS
As of December 31, 2022, short-term investments include as follows: (a) wealth management products mainly issued by China CITIC Bank Co., Ltd., Industrial Bank Co., Ltd., and Industrial and Commercial Bank of China Limited, which are redeemable by the Company at any time; (b) time deposit mainly placed in Bank of Shanghai (Hong Kong) Limited and Citibank, N.A., Hong Kong Branch ranging from three months to one year.

	As of December 31,
	2021	2022
	RMB	RMB	US$
Debt securities:
Held-to-maturity time deposit	1,803,362,875	1,373,910,523	199,198,301
Equity securities:
Marketable wealth management products	330,857,592	567,522,325	82,283,003
Marketable investment in Li Auto*	464,715,237	—	—
Total short-term investments	2,598,935,704	1,941,432,848	281,481,304

*
The Company classified the investment in Li Auto as equity investments with readily determinable fair value. The security was valued using the market approach based on the quoted prices in active markets at the reporting date. The Company classified the valuation techniques that use these inputs as Level 1 of fair value measurements. In the first quarter of 2022, the company disposed all the remaining equity securities in Li Auto.

The gross unrecognized gain or loss on the
held-to-maturity
time deposit was RMB nil and RMB nil (US$ nil) as of December 31, 2021 and 2022, respectively. For the years ended December 31, 2020, 2021 and 2022, interest income related to debt securities was RMB34,901,335, RMB26,373,471 and RMB43,732,652 (US$6,340,639), respectively.
Changes in fair value due to the fluctuation of the share price are recognized in net gain (loss) on equity securities while changes in fair value due to the fluctuation of the foreign exchange rate are recognized in other comprehensive income (loss).